FOURTH AMENDMENT TO
                                CREDIT AGREEMENT


         This FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of August 20, 1999, by and between Smithway Motor Xpress, Inc. ("Borrower"), Smithway Motor Xpress Corp. as Guarantor (the "Guarantor") and LaSalle Bank National Association, formerly known as LaSalle National Bank, as Lender (the "Lender").

                              W I T N E S S E T H:

         WHEREAS, the Borrower and the Guarantor entered into a Credit Agreement dated as of September 3, 1997, a First Amendment to Credit Agreement dated as of March 1, 1998, a Second Amendment to Credit Agreement dated as of March 15, 1998 and a Third Amendment to Credit Agreement dated as of October 30, 1998 (collectively referred to as the "Agreement"); and

         WHEREAS, the Borrower has requested certain modifications to the Agree-ment and the Lender is willing to do so on the following terms and conditions; and

         NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

         1. Unless otherwise stated herein, all of the capitalized terms contained in this document shall have the same meanings as contained in the Agreement.

         2. Section 6.9 of the Agreement is hereby deleted and in lieu thereof is inserted the following:

         The Borrower shall not incur  Indebtedness  in excess of $75,000,000.

         3. The  definition of Revolving  Termination  Date appearing in Section
9.1 hereof is hereby deleted and in lieu thereof is inserted the following:

                           "Revolving Termination Date" means the earlier to occur of: (a) September 1, 2002 unless extended in writing by all the parties hereto; and (b) the date on which the Aggregate Revolving Commitment shall terminate in accordance with the provisions of this Agreement.

         4. Borrower shall pay 50% of the legal fees incurred in connection with the preparation of this Amendment and the documents and instruments referred to herein, and shall pay 100% of all out of pocket costs incurred by the Lender or its attorneys.


         5. Borrower expressly acknowledges and agrees that all collateral, security interests, liens, pledges, and mortgages heretofore, under this Amendment, or hereafter granted to Lender, including, without limitation, such collateral, security interests, liens, pledges and mortgages granted under the Agreement, and all other supplements to the Agreement, extend to and cover all of the obligations of Borrower to Lender, now existing or hereafter arising including, without limitation, those arising in connection with the Agreement, as amended by this Amendment, upon the terms set forth in such agreements, all of which security interests, liens, pledges, and mortgages are hereby ratified, reaffirmed, confirmed and approved.




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         6.  Borrower  represents  and  warrants  to Lender  that (i) it has all necessary power and authority to execute and deliver this Amendment and perform its obligations hereunder, (ii) this Amendment and the Agreement, as amended hereby, constitute the legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their terms, and (iii) all representations and warranties of Borrower contained in the Agreement, as amended, and all other agreements, instruments and other writings relating thereto, are true, correct and complete as of the date hereof.

         7. The parties hereto acknowledge and agree that the terms and provisions of this Amendment amend, add to and constitute a part of the Agreement. Except as expressly modified and amended by the terms of this Amendment, all of the other terms and conditions of the Agreement, as amended, and all documents executed in connection therewith or referred to or incorporated therein remain in full force and effect and are hereby ratified, reaffirmed, confirmed and approved.

         8. If there is an express conflict between the terms of this Amendment and the terms of the Agreement, or any of the other agreements or documents executed in connection therewith or referred to or incorporated therein, the terms of this Amendment shall govern and control.

         9. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original.

         10. This Amendment was executed and delivered in Chicago, Illinois and shall be governed by and construed in accordance with the internal laws (as opposed to conflicts of law provisions) of the State of Illinois.

         IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year specified at the beginning hereof.

                                    SMITHWAY MOTOR XPRESS, INC., as Borrower


                                    By:/s/G. Larry Owens
                                    Title:Executive Vice President, Chief
                                    Financial Officer & Chief Operating Officer

                                    Address Notice:
                                    P.O. Box 404
                                    Fort Dodge, Iowa 50501
                                    Attn: G. Larry Owens
                                    Facsimile: (515) 576-3304
                                    Tel: (515) 576-7418

                                    LASALLE BANK NATIONAL ASSOCIATION,
                                    as Lender

                                    By:/s/David A. Chaika
                                    Title:Commercial Banking Officer

                                    Address notices and Lending Office::
                                    135 S. LaSalle
                                    Chicago, Illinois 60603
                                    Attn: Mr. Bruce Linger
                                    Facsimile: (312) 904-6150
                                    Tel: (312) 904-8356